UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2000

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STM WIRELESS, INC.
(Exact name of Registrant as specified in its charter)

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Delaware	000-1992	95-3758983
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

One Mauchly,
Irvine, California	92618-2305
(Address of principal executive offices)	(Zip Code)

(949) 753-7864
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Items 1 through 4 and 6 through 8 Not Applicable.

Item 5.  Other Events.

     Reference is made to the press release issued to the public by the registrant on October 23, 2000, the text of which release is attached hereto as Exhibit 99.1 for a description of the events reported pursuant to this Form 8-K.

Item 7.  Exhibits

     99.1     Press Release dated October 23, 2000

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STM WIRELESS, INC.
Date: November 6, 2000	By:	/s/ Joseph J. Wallace

Joseph J. Wallace
Chief Financial Officer, Vice President
Finance, Corporate Secretary

EXHIBIT INDEX

Exhibit No.      Description

   99.1                Press Release dated October 23, 2000